Exhibit 99.1

RIVERVIEW FINANCIAL CORPORATION ANNOUNCES

APPOINTMENT OF CHIEF OPERATING OFFICER

Harrisburg, PA – January 17, 2019 /PRNEWSWIRE/ Brett D. Fulk, President and Chief Executive Officer of Riverview Financial Corporation (the “Company”) (NASDAQ:RIVE), the holding company of Riverview Bank (the “Bank”), announced today the appointment of Ginger G. Kunkel as Senior Executive Vice President and Chief Operating Officer of the Company and the Bank. Ms. Kunkel joined the Company in 2014. Prior to her appointment as Chief Operating Officer, she previously served as Executive Vice President and Chief Banking Officer which included oversight of retail banking, trust and wealth management and marketing. She has worked in the banking industry in Central and Eastern Pennsylvania since 1990, with extensive knowledge in commercial lending, retail banking and operations. Ms. Kunkel is a graduate of the Stonier Graduate School of Banking and the Wharton Graduate School Leadership Program. She currently serves as a board member and committee member on numerous community service organizations located in Schuylkill and Berks counties.

In conjunction with the corporate realignment of naming a Chief Operating Officer to the level of executive management, Scott A. Seasock, Chief Financial Officer of the Company and the Bank was elevated to title of Senior Executive Vice President from Executive Vice President.

“We are extremely fortunate to have a deep talent pool throughout our Company and I am pleased to be able to promote from within two of our valued employees to the level of executive management,” stated Brett D. Fulk. “Ms. Kunkel continues to be an integral part of the success and growth of our Company and was instrumental in the recent merger with CBT Financial Corp. which increased our size and scope to a level which afforded us the opportunity to be listed on the Nasdaq Global Market. The Board is confident in her proven abilities and knowledge and is convinced naming her to this new role will assist us in continuing to improve shareholder value and customer service in the communities we serve,” concluded Fulk.

About Riverview Financial Corporation

Riverview Financial Corporation is the parent company of Riverview Bank and its operating divisions Citizens Neighborhood Bank, CBT Bank, Riverview Wealth Management and CBT Financial and Trust Management. An independent community bank, Riverview Bank serves the Pennsylvania market areas of Berks, Blair, Centre, Clearfield, Dauphin, Huntingdon, Lebanon, Lycoming, Northumberland, Perry, Schuylkill and Somerset Counties through 30 community banking offices and 3 limited purpose offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. The Wealth Management and Trust divisions, with assets under management exceeding $350 million, provide trust and investment advisory services to the general public, businesses and not-for-profit organizations. Riverview’s business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies. The Company’s common stock trades on the Nasdaq Global Market under the symbol “RIVE”. The Investor Relations site can be accessed at https://www.riverviewbankpa.com/ .

SOURCE: Riverview Financial Corporation

Contact: Scott A. Seasock, CFO at 717.827.4039 or sseasock@riverviewbankpa.com

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Riverview Financial Corporation, Riverview Bank, and its subsidiaries (collectively, “Riverview”) that may be considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Riverview claims the protection of the statutory safe harbors for forward-looking statements.

Riverview cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting Riverview’ Operating, pricing, products and services and other factors that may be described in Riverview’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition Operating of an acquired or combined business may cause reputational harm to Riverview following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Riverview assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

In addition to evaluating its results of Operating in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Riverview routinely presents and supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and adjusted net income ratios. The reported results for the three and nine months ended September 30, 2018 and 2017, contain items which Riverview considers non-adjusted, namely net gains on sales of investment securities available-for-sale, acquisition related expenses and the adjustment to tax expense due to the enactment of the Tax Act. Riverview presents the non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in Riverview’s results of operation. Presentation of these non-GAAP financial measures is consistent with how Riverview evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in evaluation of companies in Riverview’s industry. Where non-GAAP measures are used in this press release, reconciliations to the comparable GAAP measures are provided in the accompanying tables. The non-GAAP financial measures Riverview uses may differ from similarly titled non-GAAP financial measures of other financial institutions. These non-GAAP financial measures would not be considered a substitute for GAAP basis measures, and Riverview strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are presented in the tabular material that follows.